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                                                          Exhibit Number (10)(v)
                                                            To 3/31/97 Form 10-Q


                            AMENDMENT NUMBER THREE
                                       TO
                                 NORTHERN TRUST
                         EMPLOYEE STOCK OWNERSHIP PLAN


WHEREAS, The Northern Trust Company (the "Company") maintains the Northern Trust Employee Stock Ownership Plan, as amended and restated effective January 1, 1989 (the "Plan"); and

WHEREAS, by virtue and in exercise of the amending power reserved to the Company under Section 13.1 of the Plan, the Board of Directors amended the Plan by resolution dated October 15, 1996, and authorized the undersigned officer to prepare and execute an amendment implementing such resolutions; and

WHEREAS, pursuant to a resolution of the Board of Directors dated July 18, 1995, the undersigned officer has the authority to modify the language of the plan in order to clarify its meaning,

Now, therefore, the plan is amended in the following particulars:

1. Effective September 30, 1996, Schedule A is amended by adding "First Chicago NBD ('FCNBD') Agreement Dated 10/3/96" to the end of the Affiliate Name column, and by adding "Service Date w/FCNBD" to the end of the ESOP Earliest Vesting Date column.

2. Effective September 30, 1996, section 3.4(d) is amended in its entirety to read as follows:

     "(d) A Participant's Vesting Service shall not include periods of service with an entity that is not an Affiliate, or service prior to the date an entity becomes an Affiliate, except as provided in Schedule A hereto."

3. Effective January 1, 1989, section 7.4(c) is restated in its entirety to read as follows:

     "(c) For each Anniversary Date after December 31, 1989, with respect to Employer Contributions which have not been made to make payments on a Loan, Company Stock released from the Suspense Account according to section 6.1(c), and Forfeitures incurred since the prior Anniversary Date, in the proportion that such Participant's Compensation for the Plan Year (considering for this purpose only Compensation paid while a Participant is in the Plan) bears to the total Compensation of all such Participants; provided, however, that a special allocation may be made pursuant to section 4.5."
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IN WITNESS WHEREOF, the Company has caused this amendment to be executed on its behalf by the undersigned officer as of the 15th day of October, 1996.


/s/ Martin J. Joyce, Jr.
-------------------------------
Martin J. Joyce, Jr.
Senior Vice President